                                                                    Exhibit 10.1


                  CATASTROPHE QUOTA SHARE REINSURANCE AGREEMENT

                             DATED DECEMBER 23, 2002

                                      among

                            PXRE REINSURANCE COMPANY,

                              PXRE REINSURANCE LTD.

                                       and

                                   P-1 RE LTD.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINED TERMS; INTERPRETATION OF AGREEMENT..............................................................4
         1.1        Definitions...................................................................................4
         1.2        Interpretation...............................................................................10

ARTICLE II BUSINESS COVERED......................................................................................11
         2.1        Business Covered.............................................................................11
         2.2        Premiums.....................................................................................11
         2.3        Follow the Fortunes..........................................................................11
         2.4        Aggregate Limit..............................................................................11
         2.5        Reinsurance Amount...........................................................................13

ARTICLE III SUBPORTFOLIO BLOCK REQUIRED CAPITAL; REQUIRED CAPITAL................................................14
         3.1        Timing of Provisional Calculations and Notice................................................14
         3.2        Timing of Final Calculations and Notices.....................................................14
         3.3        Computation of Subportfolio Block Required Capital...........................................15
         3.4        Computation of Required Capital..............................................................15
         3.5        Computation of Subportfolio Block Participation Rate.........................................16
         3.6        Subportfolio Block Minimum Retained Amount...................................................16

ARTICLE IV PAYMENTS; CALCULATION OF AMOUNTS......................................................................17
         4.1        Settlement Dates.............................................................................17
         4.2        Cash Call Demand.............................................................................17
         4.3        Related Definitions..........................................................................18
         4.4        Limited Recourse.............................................................................21
         4.5        Indemnity Payments...........................................................................21
         4.6        Interest on Late Payments....................................................................21
         4.7        Federal Excise Tax...........................................................................21

ARTICLE V [INTENTIONALLY OMITTED]................................................................................21

ARTICLE VI RUN-OFF EXTENSION.....................................................................................22

ARTICLE VII [INTENTIONALLY OMITTED]..............................................................................23

ARTICLE VIII REPORTS TO REINSURER; INQUIRIES BY REINSURER........................................................23
         8.1        Reports......................................................................................23
         8.2        Access to Records and Audits.................................................................23
         8.3        Agreement with Calculations..................................................................24
         8.4        Disputed Calculations........................................................................24
         8.5        Availability of Information..................................................................24
         8.6        Binding Determination; Expenses..............................................................24
         8.7        Settlement...................................................................................24
         8.8        Content of Notices...........................................................................25

ARTICLE IX COLLATERAL............................................................................................25
         9.1        Security.....................................................................................25
         9.2        Collateral Release...........................................................................25
         9.3        Final Collateral Release.....................................................................25
         9.4        Unauthorized Reinsurance.....................................................................25
         9.5        Assignments of Assets........................................................................26
         9.6        Settlements..................................................................................26
         9.7        Withdrawals from Securities Account and Regulatory Trust.....................................26
         9.8        Further Assurances...........................................................................27
         9.9        Waivers by Reinsurer.........................................................................28
         9.10       No Waiver by Company.........................................................................28
         9.11       Expenses.....................................................................................28

ARTICLE X EARLY TERMINATION......................................................................................29
         10.1       Voluntary Termination........................................................................29
         10.2       Involuntary Termination......................................................................29
         10.3       Effectiveness................................................................................30
         10.4       Settlement...................................................................................31

ARTICLE XI NOTICES  .............................................................................................31
         11.1       Notices......................................................................................31

ARTICLE XII ERRORS AND OMISSIONS.................................................................................32
         12.1       Errors and Omissions.........................................................................32

ARTICLE XIII OFFSET .............................................................................................32
         13.1       Offset.......................................................................................32

ARTICLE XIV ARBITRATION..........................................................................................33
         14.1       Binding Arbitration..........................................................................33
         14.2       Arbitration Panel............................................................................33
         14.3       Expenses.....................................................................................33
         14.4       Jurisdiction.................................................................................33
         14.5       Limitation...................................................................................34

ARTICLE XV CONFIDENTIALITY.......................................................................................34
         15.1       Confidential Information Provided to Reinsurer...............................................34
         15.2       Confidential Identities......................................................................34
         15.3       Exceptions...................................................................................34
         15.4       Compelled Disclosure.........................................................................35
         15.5       Injunctions..................................................................................35

ARTICLE XVI MISCELLANEOUS........................................................................................35
         16.1       No Rescission................................................................................35
         16.2       Amendments...................................................................................36
         16.3       Governing Law................................................................................36
         16.4       Insolvency Clause............................................................................36
         16.5       Jurisdiction; Service of Process.............................................................36
         16.6       GAAP.........................................................................................37
         16.7       Currency of Calculation......................................................................37
         16.8       Wire Transfers...............................................................................37
         16.9       Damage Restriction...........................................................................37
         16.10      Headings.....................................................................................37
         16.11      Assignment...................................................................................37
         16.12      Severability.................................................................................37
         16.13      Business Day Convention......................................................................37
         16.14      Counterparts.................................................................................37
         16.15      Time of the Essence..........................................................................38


SCHEDULES
---------

Settlement Schedule

Commutation and Collateral Release Schedule

         This CATASTROPHE QUOTA SHARE REINSURANCE AGREEMENT (this "Agreement"), dated as of the 23rd day of December, 2002, is entered into by and among PXRE REINSURANCE COMPANY, a Connecticut insurance company ("PRC"), PXRE REINSURANCE LTD., a Bermuda insurance company (together with PRC, the "Company") and P-1 RE LTD., a Bermuda exempted Class 3 insurance company (the "Reinsurer").

         This Agreement sets forth the terms and conditions under which the Reinsurer has agreed to provide reinsurance with respect to the Reinsurance Contracts.



                   DEFINED TERMS; INTERPRETATION OF AGREEMENT

         Definitions. In this Agreement:

"2003 Initial Reinsurance Amount" has the meaning set forth in Section 2.5.

"2003 Reinsurance Amount" has the meaning set forth in Section 2.5.

"2004 Reinsurance Amount" has the meaning set forth in Section 2.5.

"Account Control Agreement" means the Account Control Agreement dated as of the date hereof among the Company, the Reinsurer and Citibank.

"Aggregate Limit" means any of the Initial Period Aggregate Limit, Final Period Aggregate Limit, Stub Period Aggregate Limit, Coverage Period Aggregate Limit and Uninsured Period Aggregate Limit.

"Aggregate Modeled Year Result" has the meaning set forth in Section 3.4.

"Agreement" has the meaning set forth in the preamble to this Agreement.

"Allocated Loss Adjustment Expenses", as used in this Agreement, shall mean the Company's costs and expenses allocable to specific claims attaching to the Reinsurance Contracts and that are incurred in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal of such specific claims, including statutory penalties, court costs and costs of supersedeas and appeal bonds, and including:

         (a) pre-judgment interest, unless included as part of the award or judgment;

         (b)      post-judgment interest; and

         (c) legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, including declaratory judgment expense.

Allocated Loss Adjustment Expenses shall not include the Company's office expenses and salaries of employees of the Company.

"Attachment Period" means any of the following time periods:

                       Time Period                                       Referred to Herein As
                       -----------                                       ---------------------

January 1, 2003 through and including December 31, 2003                  2003 Attachment Period
January 1, 2004 through and including December 31, 2004                  2004 Attachment Period

"Attachment Period Portfolio" means, for each Attachment Period, the portfolio comprised of such Attachment Period's Property Catastrophe Subportfolio and such Attachment Period's Specialty Subportfolio. For the avoidance of doubt, the phrase "2003 Attachment Period Portfolio" means the Attachment Period Portfolio for the 2003 Attachment Period.

"Attachment Period Portfolio Gain Amount" has the meaning set forth in Section 4.3.

"Attachment Period Portfolio Loss Amount" has the meaning set forth in Section 4.3.

"Auditor Engagement Letter" means the letter agreement dated the date hereof between the Reinsurer and KPMG LLP.

"Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for commercial business in Hamilton, Bermuda and in New York, New York, U.S.A.

"Calculation Date" has the meaning set forth in Section 3.2.

"Capital Report" has the meaning set forth in Section 3.1.

"Cash Call Demand" has the meaning set forth in Section 4.2.

"Cash Call Loss Amount" has the meaning set forth in Section 4.2.

"CATRADER Model" means AIR Worldwide Corporation's CATRADER(R) modeling software.

"Change of Control" has the meaning set forth in Section 10.1.

"Citibank" means Citibank, N.A.

"Common Shares" means those shares of the share capital of the Reinsurer designated as Class A Common Shares.

"Collateral" means the Securities Account and all of the cash, investment property and other Financial Assets and other property held therein.

"Commutation Amount" has the meaning set forth in the Commutation and Collateral Release Schedule.

"Commutation Charge" has the meaning set forth in Section 6.3.

"Commutation Notice" has the meaning set forth in Section 6.1.

"Company" has the meaning set forth in the preamble to this Agreement.

"Confidential Identities" has the meaning set forth in Section 15.2.

"Confidential Information" has the meaning set forth in Section 15.4.

"Confidential Information Provided to Reinsurer" has the meaning set forth in
Section 15.1.

"Consented Court" has the meaning set forth in Section 14.4.

"Contract Simulation Result" has the meaning set forth in Section 3.3.

"Coverage Period" has the meaning set forth in Section 2.4.

"Coverage Period Aggregate Limit" has the meaning set forth in Section 2.4.

"Expense Allowance" means an amount equal to $5,820,000 due to the Reinsurer from the Company.

"Final Excluded Losses" has the meaning set forth in Section 4.3.

"Final Period" has the meaning set forth in Section 2.4.

"Final Period Aggregate Limit" has the meaning set forth in Section 2.4.

"Financial Assets" means, in relation to the Reinsurer, any cash or other assets credited to a Securities Account at, or otherwise held by, Citibank to be held upon the terms of the Account Control Agreement and securing the obligations of the Reinsurer.

"First Attachment Period Result" has the meaning set forth in the Settlement Schedule.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

"Impaired Capital Percentage" has the meaning set forth in Section 3.5.

"Indemnity Letter" means the Indemnity Letter, dated December 5, 2002, between the Reinsurer and Codan Services Limited and Codan Trust Company Limited.

"Independent Accountant" means an independent certified public accountant agreed upon by the Reinsurer and the Company or, failing such agreement within 30 days after the Reinsurer has provided notice of a dispute to the Company under
Section 8.3, determined by arbitration in accordance with the provisions of
Article XIV.

"Initial Excluded Losses" has the meaning set forth in Section 4.3.

"Initial Period" has the meaning set forth in Section 2.4.

"Initial Period Aggregate Limit" has the meaning set forth in Section 2.4.

"Initial Required Capital" means, for each Attachment Period Portfolio, 137% of the Required Capital for such Attachment Period Portfolio with the Date of Computation being January 1st of such Attachment Period Portfolio's Attachment Period.

"Insurance Manager Agreement" means the Insurance Manager Agreement dated the date hereof between the Reinsurer and Marsh Management Services (Bermuda) Ltd.

"Inuring Reinsurance" has the meaning set forth in Section 4.3.

"Investors" means the holders from time to time of the Common Shares.

"LIBOR Rate" means the rate of interest equal to the rate for U.S. dollar deposits for a period of three months based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the Business Day on which a payment is due, which shall then be in effect for the succeeding period of time until such payment is made; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate for deposits in dollars for a three month period on the Reuters Page "LIBOR01" (or such other page as may replace the LIBOR01 Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London
Time), on each day that the LIBOR Rate is determined hereunder. The LIBOR Rate shall be based on an actual/360 day count basis.

"Master Services Agreement" means the Services Agreement dated the date hereof between the Reinsurer and Codan Services Limited.

"Model" has the meaning set forth in Section 3.3.

"Modeled Contract" has the meaning set forth in Section 3.3.

"Net Attachment Period Result" has the meaning set forth in the Settlement Schedule.

"Net Settlement Amount" has the meaning set forth in the Settlement Schedule.

"Noninuring Reinsurance Programs" has the meaning set forth in Section 4.3.

"Obligations to PRC" has the meaning set forth in Section 9.4.

"On-Going Participation Percentage" or "OPP" means, for each Attachment Period Portfolio, until otherwise adjusted by the delivery of a Commutation Notice for such Attachment Period Portfolio as provided herein, 100% and thereafter, such percentage (not less than 0% nor greater than the On-Going Participation Percentage then in effect for such Attachment Period Portfolio) as specified in such Commutation Notice.

"P1 Portfolio" means the reinsurance portfolio of the Company constituted by the Subportfolio Blocks for both Attachment Periods.

"Peak Required Capital" means, for each Attachment Period Portfolio, the Required Capital for such Attachment Period Portfolio with the Date of Computation being the July 1st of such Attachment Period Portfolio's Attachment Period.

"Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, trust, unincorporated association, or other legal entity, and any government or any governmental agency or political subdivision thereof.

"PRC" means PXRE Reinsurance Company, a Connecticut domiciled Reinsurer.

"PRC Report" has the meaning set forth in Section 9.4.

"Premiums" means premiums earned and reinstatement premiums earned on the Reinsurance Contracts included in the P1 Portfolio.

"Projected Required Capital" means, for each Attachment Period Portfolio, 142% of the Required Capital for such Attachment Period Portfolio with the Date of Computation being January 1st of such Attachment Period Portfolio's Attachment Period.

"PXT" means PXRE Group Ltd.

"Regulatory Trust" means the collateral trust account established pursuant to the Regulatory Trust Agreement to allow PRC to take statutory financial statement credit for the reinsurance provided hereunder, in accordance with the Connecticut Insurance Code and the New York Insurance Law.

"Regulatory Trust Agreement" means the Regulatory Trust Agreement dated as of the date hereof among PRC, the Reinsurer and Citibank.

"Reinsurance Contract" means any contract, binder, cover note or slip evidencing an obligation to provide reinsurance or retrocessional coverage that is included in the P1 Portfolio, provided, however, that such coverage incepts on or between January 1, 2003 through July 1, 2003 (with respect to the 2003 Attachment Period) or on or between January 1, 2004 through July 1, 2004 (with respect to the 2004 Attachment Period).

"Reinsurer" has the meaning set forth in the preamble to this Agreement.

"Reinsurer Obligations" means all obligations of the Reinsurer to the Company under this Agreement, the Account Control Agreement and the Regulatory Trust Agreement.

"Required Capital" has the meaning set forth in Section 3.4.

"Reserves" means, for each Attachment Period Portfolio, the reserves properly allocable to such Attachment Period Portfolio. Such reserves shall be consistent with those reflected in the quarterly GAAP financial statements of PXT for the immediately preceding fiscal quarter; provided, however, that, for purposes of the January Settlement Dates, such reserves shall be determined based upon a reasonable estimate of the reserves for the immediately preceding December GAAP financial statements. For the avoidance of doubt, the parties acknowledge that Reserves shall include reserves for losses incurred but not reported.

"Securities Account" means, the securities account established pursuant to the Account Control Agreement. The Securities Account is a "securities account" as defined in the Uniform Commercial Code of New York.

"Service Agreements" means the Master Services Agreement, the Insurance Manager Agreement, the Indemnity Letter, and the Auditor Engagement Letter, each as defined in the Subscription Agreement.

"Settlement Date" has the meaning set forth in Section 4.1.

"Settlement Date Report" has the meaning set forth in Section 4.1.

"Settlement Table" means a table included in the Settlement Schedule to this Agreement.

"Stub Period" has the meaning set forth in Section 2.4.

"Stub Required Capital" means, for each Attachment Period Portfolio, the Required Capital for such Attachment Period Portfolio with the Date of Computation being April 1, 2004.

"Subportfolio Block" means that group of all Reinsurance Contracts written with respect to a particular Subportfolio with terms commencing during a particular Attachment Period. For the avoidance of doubt, there will be four Subportfolio
Blocks: 2003 Attachment Period Specialty Subportfolio, 2004 Attachment Period Specialty Subportfolio, 2003 Attachment Period Property Catastrophe Subportfolio and the 2004 Attachment Period Property Catastrophe Subportfolio.

"Subportfolio Block Expenses" has the meaning set forth in Section 4.3. "Subportfolio Block Losses" has the meaning set forth in Section 4.3.

"Subportfolio Block Minimum Retained Amount" has the meaning set forth in
Section 3.6.

"Subportfolio Block Participation Rate" has the meaning set forth in Section
3.5.

"Subportfolio Block Premiums" has the meaning set forth in Section 4.3.

"Subportfolio Block Required Capital" has the meaning set forth in Section 3.3.

"Subportfolios" mean the following subportfolios of the Company:

         (a) "Specialty Subportfolio" consisting of all Reinsurance Contracts which are classified by the Company as: (i) Aviation excess of loss reinsurance and retrocessional business, (ii) Satellite reinsurance and retrocessional business, (iii) Marine excess of loss reinsurance and retrocessional business, and (iv) Risk excess of loss reinsurance and retrocessional business; and

         (b) "Property Catastrophe Subportfolio" consisting of all Reinsurance Contracts which are classified by the Company as:
                  (i) North American property catastrophe reinsurance or retrocessional business; (ii) International property catastrophe reinsurance or retrocessional business; and (iii) London Market property catastrophe reinsurance or retrocessional business.

"Subportfolio Modeled Year Result" has the meaning set forth in Section 3.3.

"Subscription Agreement" means the Subscription and Purchase Agreement dated as of December 23, 2002 among the Reinsurer and the Investors specified therein, relating to the sale and purchase of the Common Shares, as amended from time to time.

"Surplus Event" has the meaning set forth in Section 10.1.

"Stub Period Aggregate Limit" has the meaning set forth in Section 2.4.

"Tail Required Capital" means, for each Attachment Period Portfolio, the Required Capital for such Attachment Period Portfolio with the Date of Computation being the first day following the end of such Attachment Period Portfolio's Attachment Period.

"Transaction Documents" means this Agreement, the Subscription Agreement, the Account Control Agreement, the Insurance Manager Agreement, the Master Services Agreement, the Option Agreement, the Indemnity Letter and the Auditor Engagement Letter.

"Transferred Premium" shall have the meaning set forth in Section 2.2.

"Trustee" means the trustee of the P1 Re Purpose Trust.

"Uninsured Period" has the meaning set forth in Section 2.4.

"Uninsured Period Aggregate Limit" has the meaning set forth in Section 2.4.

1.2      Interpretation.

         (a) Any reference in this Agreement to a Section or Article number refers to a Section or Article of this Agreement unless otherwise indicated. Any reference in this Agreement to any document or agreement defined in this Article I shall mean such document or agreement as originally executed or as amended or supplemented from time to time with the consent of the parties hereto. Accounting terms not otherwise defined herein, have the meanings assigned to them by generally accepted accounting principles as in effect in the United States of America, as applied on a consistent basis by the relevant party.

         (b) For the purposes of Article IX hereof only, all terms not otherwise defined herein (i) relating to any Collateral, any security interest in any Collateral, the Account Control Agreement or Citibank as securities intermediary under the Account Control Agreement and (ii) defined in the Uniform Commercial Code of New York, shall have the meanings set forth in such Uniform Commercial Code.

                                BUSINESS COVERED

2.1 Business Covered. Subject to the terms and conditions of this Agreement, Reinsurer hereby reinsures, on a risk attaching basis, the liability of the Company resulting from losses that arise out of all Reinsurance Contracts contained in each of the Subportfolio Blocks that constitute the P1 Portfolio, which Reinsurance Contracts have terms commencing during an Attachment Period.

2.2 Premiums. The Company shall cede to the Reinsurer its proportionate share of the Premiums, which proportionate share shall be calculated in accordance with Article IV. Premiums due to the Reinsurer shall be retained by the Company on a funds withheld basis, except for an amount equal to $5,820,000 which shall be transferred by the Company to the Reinsurer on January 1, 2003 (the "Transferred Premium"), until settlement in accordance with Article IV.

2.3. Follow the Fortunes. Other than as expressly provided in this Agreement, all business of the Company reinsured with the Reinsurer under this Agreement will be subject in all respects to the same terms and conditions, interpretations, waivers, the exact proportions of premiums collected and the same modifications, alterations, and cancellations as the relevant Reinsurance Contracts written by the Company. Subject to the limits of cover under this Agreement, the liability of the Reinsurer with respect to the reinsurance provided hereunder shall follow that of the Company under and in relation to the relative Reinsurance Contract, including any and all Allocated Loss Adjustment Expenses incurred directly by the Company in connection with the litigation, defense and settlement of claims made against the Company under the relative Reinsurance Contract. The Company shall be the sole judge as to what constitutes a claim or loss covered under the Reinsurance Contracts and as to the Company's liability thereunder and as to the amounts which it shall be proper for the Company to pay thereunder, and the Reinsurer shall be bound by the judgment of the Company as to the liability and obligation of the Company under any of the Reinsurance Contracts.

2.4      Aggregate Limit.

         (a) In no event shall the Reinsurer's maximum liability under this Agreement exceed the assets held in the Securities Account plus 76% of the aggregate Subportfolio Block Premiums held by the Company, less any investment income earned on the Collateral which remains in the Securities Account. The Reinsurer's liability for losses arising under any Reinsurance Contract included within the P1 Portfolio shall be determined on a risk attaching basis; provided, however, the Reinsurer's aggregate maximum liability for each of the Attachment Period Portfolios under this Agreement shall be subject to sublimitations on a loss occurring basis in the amounts set forth below for each of the specified periods for such Attachment Period Portfolio:

----------------------------------------------------------------------------------------------------------------------
Period                       Period Term               Limit Name                 Aggregate Limit
----------------------------------------------------------------------------------------------------------------------
Initial Period               First six months of       Initial Period Aggregate   Initial Required Capital plus 76%
                             such Attachment Period    Limit                      of the sum of the Subportfolio
                                                                                  Block Premiums for such Attachment
                                                                                  Period for the Attachment Period
                                                                                  Portfolio Reinsurance Contracts in
                                                                                  force during the Initial Period.

----------------------------------------------------------------------------------------------------------------------
Final Period                 The first six months      Final Period Aggregate     Tail Required Capital plus 76% of
                             beginning as of the end   Limit                      the sum of the Subportfolio Block
                             of such Attachment                                   Premiums for such Attachment
                             Period                                               Period for the Attachment Period
                                                                                  Portfolio Reinsurance Contracts in
                                                                                  force after December 31st of such
                                                                                  Attachment Period.
----------------------------------------------------------------------------------------------------------------------
Stub Period                  The period commencing     Stub Period Aggregate      Stub Required Capital plus 76% of
                             15 months after the       Limit                      the sum of the Subportfolio Block
                             beginning of each                                    Premiums for such Attachment
                             Attachment Period and                                Period for the Attachment Period
                             ending at the end of                                 Portfolio Reinsurance Contracts in
                             the 18th month                                       force after April 1, 2004 of such
                             following the beginning                              Attachment Period.
                             of each Attachment
                             Period
----------------------------------------------------------------------------------------------------------------------
Coverage Period              Such Attachment Period    Coverage Period            Peak Required Capital plus 76% of
                             and the first six         Aggregate Limit            the sum of the Subportfolio Block
                             months beginning as of                               Premiums for the Attachment Period
                             the end of such                                      for all Attachment Period
                             Attachment Period                                    Portfolio Reinsurance Contracts in
                                                                                  force during such Attachment
                                                                                  Period.
----------------------------------------------------------------------------------------------------------------------
Uninsured Period             With respect to each      Uninsured Period           $0.
                             Attachment Period, the    Aggregate Limit
                             period of time
                             beginning immediately
                             after the end of 18
                             month following the
                             beginning of such
                             Attachment Period
----------------------------------------------------------------------------------------------------------------------

         (b) Solely for the purposes of calculating the aggregate limit amounts set forth in Section 2.4(a), the Subportfolio Block Premiums associated with the respective contracts shall be the full twelve month premiums.

         (c) On July 31st of each Attachment Period, the Company shall calculate the Peak Required Capital for such Attachment Period and deliver a written notice to the Reinsurer setting forth the Peak Required Capital for such Attachment Period.

2.5 Reinsurance Amount. The Reinsurance Amount for each Attachment Period shall be determined in accordance with the following provisions:

         (a)      "2003 Initial Reinsurance Amount" means $195,000,000.

         (b)      "2003 Reinsurance Amount" means:

                  (i)      As of February 15, 2003, the lesser of;

                           (a)      The 2003 Initial Reinsurance Amount; or

                           (b) Projected Required Capital for the 2003 Attachment Period.

                  (ii)     As of July 31, 2003, the least of:

                           (a)      The 2003 Initial Reinsurance Amount;

                           (b) Projected Required Capital for the 2003 Attachment Period; or

                           (c) Peak Required Capital (which shall be measured as of July 31, 2003).

         (c)      "2004 Reinsurance Amount" means the least of:

                  (i) The 2003 Reinsurance Amount minus Attachment Period Portfolio Loss Amount, if any, for the 2003 ----- Attachment Period Portfolio;

                  (ii) Projected Required Capital for the 2004 Attachment Period; or

                  (iii) Peak Required Capital (which shall be measured as of July 31, 2004, and, if less than (a) or (b), the 2004 Reinsurance Amount shall equal such Peak Required Capital).

                                  ARTICLE III

              SUBPORTFOLIO BLOCK REQUIRED CAPITAL; REQUIRED CAPITAL

3.1      Timing of Provisional Calculations and Notice.

         (a) 2003 Attachment Period. On the date hereof, the Company shall deliver to the Reinsurer a written notice (the "Capital Report"), which shall set forth the following with respect to the 2003 Attachment Period Portfolio:

                  (i) the projected Subportfolio Block Required Capital for each Subportfolio;

                  (ii)     the Subportfolio Block Minimum Retained Amount;

                  (iii)    the projected Subportfolio Block Participation Rate;

                  (iv)     the projected Initial Required Capital; and

                  (v)      the projected Peak Required Capital.

         (b) 2004 Attachment Period. Not later than November 15, 2003, the Company shall deliver to the Reinsurer a new Capital Report, which shall set forth the following with respect to the 2004 Attachment Period Portfolio:

                  (i) the projected Subportfolio Block Required Capital for each Subportfolio;

                  (ii)     the Subportfolio Block Minimum Retained Amount;

                  (iii)    the projected Subportfolio Block Participation Rate;

                  (iv)     the projected Initial Required Capital;

                  (v)      the projected Peak Required Capital; and

                  (vi) the Tail Required Capital for the 2003 Attachment Period Portfolio.

3.2 Timing of Final Calculations and Notices. Within 45 days following the inception of each Attachment Period (the date determined, the "Calculation Date"):

         (a) the Company shall, taking into account such Attachment Period Portfolio Reinsurance Contracts in force as of the Calculation Date, recalculate and finalize with respect to such Attachment Period Portfolio (the Date of Computation being the beginning of such Attachment Period): (i) the Subportfolio Block Required Capital for each Subportfolio Block, (ii) the Subportfolio Block Participation Rates for each Subportfolio Block and (iii) the Required Capital;

         (b) the Company shall provide to the Reinsurer a written notice setting forth the results of the recalculations required pursuant to Section 3.2(a), based on the same assumptions underlying the preceding Capital Report with respect to such Attachment Period Portfolio such report shall also set forth the Reinsurance Amount; and

         (c) On July 31st of each Attachment Period, the Company shall deliver a notice finalizing the Reinsurance Amount and Peak Required Capital for such Attachment Period.

3.3 Computation of Subportfolio Block Required Capital. The "Subportfolio Block Required Capital" for each Subportfolio Block shall be determined as follows:

         (a) For such Subportfolio Block, as of the Date of Computation, each Reinsurance Contract in such Subportfolio Block that is in force on such Date of Computation (each, a "Modeled Contract") shall be run through, in the case of the Property Catastrophe Subportfolio, the CATRADER Model or, in the case of the Specialty Subportfolio, the Company's proprietary model (collectively, the "Model"). The Model shall be used to simulate the loss exposure of the Modeled Contact for a one-year period beginning as of the Date of Computation and assuming that the Modeled Contract's coverage is in force for the entire one-year period following the Date of Computation. Any assumptions to be made with respect to the Model shall be consistent with the Company's ordinary course of business.

                  (i) Using appropriate actuarial methodologies, the Company shall use the Model to generate simulations of 50,000 years for each Modeled Contract. For each Modeled Contract, for each year of simulation, the "Contract Simulation Result" shall be (i) the twelve month Premium for such Modeled Contract, minus (ii) modeled losses (if any), plus (iii) applicable reinstatement premiums (if any), minus (iv) expenses equal to 24% of twelve month Premium and applicable reinstatement premiums for such Modeled Contract.

                  (ii) For each simulated year, the Contract Simulation Result for each Modeled Contract for such simulated year shall be summed (each such result, a "Subportfolio Modeled Year Result").

                  (iii) The "Subportfolio Block Required Capital" shall be an amount equal to the 50th worse year in terms of losses (expressed in U.S. Dollars) of the 50,000 Subportfolio Modeled Year Results.

3.4 Computation of Required Capital. For each Attachment Period Portfolio, the "Required Capital" as of the Date of Computation shall be determined as follows:

         (a) The Subportfolio Block Required Capital as of the Date of Computation shall be computed for such Attachment Period's Property Catastrophe Subportfolio and such Attachment Period's Specialty Subportfolio solely for purposes of determining the Subportfolio Modeled Year Results for each of the Subportfolios (and the actuarial methodologies utilized shall be appropriate in providing for the determination made pursuant to paragraph (b) below).

         (b) For each of the simulated 50,000 years, the "Aggregate Modeled Year Result" shall equal the aggregate of (a) the Subportfolio Modeled Year Result for each Subportfolio multiplied by (b) such Subportfolio's Subportfolio Block Participation Rate.

         (c) The Required Capital shall be an amount equal to the 50th worse year in the terms of losses (expressed in U.S. Dollars) of the 50,000 Aggregate Modeled Year Results.

3.5      Computation of Subportfolio Block Participation Rate.

         (a) "Subportfolio Block Participation Rate" means, for each Subportfolio Block, as of the beginning of such Subportfolio Block's Attachment Period, the lesser of:

                  (i)      65% (or as otherwise mutually agreed), and

                  (ii)     the percentage resulting from dividing:

                           (a) (i) such Subportfolio Block's Subportfolio Block Required Capital multiplied by 142%, less (ii) the Subportfolio Block Minimum Retained Amount for such Subportfolio Block; by

                           (b) such Subportfolio Block's Subportfolio Block Required Capital multiplied by 142% (in each case, the Date of Computation being January 1st of the applicable Attachment Period).

         (b) Notwithstanding the foregoing, in the 2004 Attachment Period, if the Subportfolio Block Minimum Retained Amount for such Subportfolio Block is less than the Subportfolio Block Minimum Retained Amount for the Subportfolio Block of the same Subportfolio for 2003 Attachment Period (i.e. the 2004 Attachment Period Property Catastrophe Subportfolio and the 2003 Attachment Period Property Catastrophe Subportfolio), the Subportfolio Block Participation Rate shall be the lesser of (unless otherwise mutually agreed) (i) the 2003 Subportfolio Block's Subportfolio Block Participation Rate as determined pursuant to (a) above and (ii) the calculation performed in this paragraph 3.4(a).

         (c) On the Calculation Date in 2004, the Company shall evaluate whether the Reinsurer has sufficient capital to support the Projected Required Capital for the 2004 Attachment Period. If the 2004 Reinsurance Amount is less than the Projected Required Capital for the 2004 Attachment Period, then all Subportfolio Block Participation Rates for the 2004 Attachment Period shall be reduced by the Impaired Capital Percentage. "Impaired Capital Percentage" means the percentage resulting from dividing (i) the Projected Required Capital for 2004 less the 2004 Reinsurance Amount, by (ii) the Projected Required Capital for 2004.

3.6 Subportfolio Block Minimum Retained Amount. "Subportfolio Block Minimum Retained Amount" means, for each Subportfolio Block:

         (a) with respect to the 2003 Attachment Period, the dollar amount for such Subportfolio Block as set forth in the Capital Report; and

         (b) with respect to 2004 Attachment Period, the dollar amounts set forth in the updated Capital Report, which amounts shall be determined in the sole discretion of the Company, provided, however, that, except in the event of a Change of Control or a Surplus Event (each as defined in Section 10.1 hereof), the Subportfolio Block Minimum Retained Amounts for the 2004 Attachment Period may not exceed 135% of the Subportfolio Block Minimum Retained Amounts for the 2003 Attachment Period.

                                   ARTICLE IV

                        PAYMENTS; CALCULATION OF AMOUNTS

4.1 Settlement Dates. Each Attachment Period Portfolio shall be settled on the dates (each such date, a "Settlement Date") and in the proportions set forth on the table included in the Settlement Schedule (the "Settlement Table"). On each Settlement Date, the Company shall calculate the results with respect to each Attachment Period Portfolio subject to settlement on such date and provide the Reinsurer with a written report setting forth such results (the "Settlement Date Report"). For the January and March Settlement Dates, the Attachment Period Portfolio results shall be determined as of the immediately preceding December 31, and for the August Settlement Date, the Attachment Period Portfolio results shall be determined as of the immediately preceding June 30.

         (a) If, with respect to any Attachment Period Portfolio such Settlement Date Report reflects a positive Net Settlement Amount, then the Company shall pay to the Reinsurer, by deposit into the Securities Account on such Settlement Date.

         (b) If, with respect to any Attachment Period Portfolio, such Settlement Date Report reflects negative Net Settlement Amount, then within 5 Business Days following such Settlement Date, the Company shall be entitled to cause assets to be withdrawn from the Securities Account and/or the Regulatory Trust and to utilize and apply such assets to satisfy such obligation of the Reinsurer to the Company.

         (c) The payments due with respect to all Attachment Period Portfolios settled on the same Settlement Date shall be made on a net basis.

         (d) On the second Settlement Date that occurs for each Attachment Period Portfolio, the Settlement Date Report provided on such second Settlement Date shall be accompanied by a certificate from an Independent Accountant certifying the accuracy of the calculation of such Attachment Period Portfolio Gain Amount or Attachment Period Portfolio Loss Amount for such Attachment Period Portfolio.

4.2 Cash Call Demand. On each of July 1, 2003, January 1, 2004, July 1, 2004 and January 1, 2005, if, in the six month period ending on the end of the month immediately preceding the referenced date, (i) the aggregate of all loss payments that have been made by the Company (net of subrogation recoveries received) in such six month period with respect to the Reinsurance Contracts within the Attachment Period Portfolio(s) exceed (ii) the aggregate of all premiums collected by the Company with respect to the Reinsurance Contracts within the Attachment Period Portfolio(s) in such six month period (the portion of such excess, which portion is for the account of the Reinsurer, such determination taking into account the applicable Aggregate Limits for the Attachment Period Portfolio(s), being the "Cash Call Loss Amount"), then the Company may provide notice thereof to the Reinsurer setting forth information with respect to and demanding payment of the Cash Call Loss Amount (a "Cash Call Demand"). Within 10 Business Days following the Reinsurer's receipt of such Cash Call Demand, the Company shall be entitled to cause an amount equal to the Cash Call Loss Amount to be withdrawn from the Securities Account and/or the Regulatory Trust and to utilize and apply such assets to satisfy such obligation of the Reinsurer to the Company. Any such amounts paid by the Reinsurer shall be taken into account in determining future settlements between the Company and the Reinsurer in connection with applicable Attachment Period Portfolio Gain Amounts and Attachment Period Portfolio Loss Amounts.

4.3 Related Definitions. In this Agreement the following amounts will be measured as of the end of the month immediately preceding the referenced date:

         (a) "Attachment Period Portfolio Gain Amount" means, with respect to each Attachment Period Portfolio:

                  (i) the sum of such Attachment Period Portfolio's Subportfolio Block Premiums, less

                  (ii) the sum of such Attachment Period Portfolio's Subportfolio Block Losses, less

                  (iii) the 50% of the Transferred Premium (for the Settlement Dates on January 15, 2004 and January 15, 2005 only), less

                  (iv) the sum of such Attachment Period Portfolio's Subportfolio Block Expenses, plus

                  (v) the 50% of the Expense Allowance (for the Settlement Dates on January 15, 2004 and January 15, 2005 only); plus

                  (vi)     the sum of the following:

                           (a) if a positive number (such number, "Initial Excluded Losses"), that portion of Subportfolio Block Losses (inclusive of both losses and associated Reserves) arising from losses occurring during the Initial Period minus the Initial Period Aggregate Limit;

                           (b) if a positive number (such number ("Final Excluded Losses"), that portion of Subportfolio Block Losses (inclusive of both losses and associated Reserves) arising from losses occurring during the Final Period minus the Final Period Aggregate Limit; and

                           (c) if a positive number, that portion of Subportfolio Block Losses (inclusive of both losses and associated Reserves) arising from losses occurring during the Coverage Period minus the Coverage Period Aggregate Limit minus the Initial Excluded Loss minus the Final Excluded Loss. For the avoidance of doubt, it is the parties' intention that the Company shall bear all losses incurred in excess of the applicable aggregate limits.

                  If the result is zero or a negative number, there is no Attachment Period Portfolio Gain Amount as of such Settlement Date.

         (b) "Attachment Period Portfolio Loss Amount" means, with respect to each Attachment Period Portfolio:

                  (i) the sum of such Attachment Period Portfolio's Subportfolio Block Premiums, less

                  (ii) the sum of such Attachment Period Portfolio's Subportfolio Block Losses, less

                  (iii) the 50% of the Transferred Premium (for the Settlement Dates on January 15, 2004 and January 15, 2005 only), less

                  (iv) the sum of such Attachment Period Portfolio's Subportfolio Block Losses, Expenses, plus

                  (v) the 50% of the Expense Allowance (for the Settlement Dates on January 15, 2004 and January 15, 2005 only), plus

                  (vi)     the sum of the following:

                           (a) if a positive number (such number, "Initial Excluded Losses"), that portion of Subportfolio Block Losses (inclusive of both losses and associated Reserves) arising from losses occurring during the Initial Period minus the Initial Period Aggregate Limit;

                           (b) if a positive number (such number "Final Excluded Losses"), that portion of Subportfolio Block Losses (inclusive of both losses and associated Reserves) arising from losses occurring during the Final Period minus the Final Period Aggregate Limit; and

                           (c) if a positive number, that portion of Subportfolio Block Losses (inclusive of both losses and associated Reserves) arising from losses occurring during the Coverage Period minus the Coverage Period Aggregate Limit minus the Initial Excluded Loss minus the Final Excluded Loss. For the avoidance of doubt, it is the parties intention that the Company shall bear all losses incurred in excess of the applicable aggregate limits;

                           (d) that portion of Subportfolio Block Losses (inclusive of both losses and associated Reserves) arising from losses occurring during the Uninsured Period.

                  (vii) provided, that in no case may the Attachment Period Portfolio Loss Amount exceed the Attachment Period Reinsurance Amount.

                  If the result is zero or a positive number, there is no Attachment Period Portfolio Loss Amount as of such Settlement Date.

         (c) "Subportfolio Block Premiums" means, with respect to each Subportfolio Block, the product of:

                  a. all Premiums earned on Reinsurance Contracts included in such Subportfolio, times

                  b. Subportfolio Block Participation Rate applicable to such Subportfolio Block.

         (d) "Subportfolio Block Losses" means, with respect to each Subportfolio Block, the product of:

                  a.  (i)   all loss payments that have been made on Reinsurance
                            Contracts included in such Subportfolio, net of recoveries fo subrogation and Inuring Reinsurance, plus

                      (ii) all outstanding Reserves, at the time of such calculation, related to Reinsurance Contracts included in such Subportfolio, net of recoveries for subrogation and Inuring Reinsurance, times

                  b. Subportfolio Block Participation Rate applicable to such Subportfolio Block.

                  "Noninuring Reinsurance Programs" of the Company shall mean
                  (i) the excess of loss reinsurance programs of the Company existing at the date hereof and all renewals thereof effected on terms materially similar to terms existing at the date hereof, determined in the Company's sole discretion, and (ii) the Facultative Obligatory Quota Share Reinsurance Agreement between the Company and Select Re Ltd., taken together, which retrocessional coverage protection shall be solely for the account of the Company. In the event the Company should determine to purchase retrocessional coverage additional to its Noninuring Reinsurance Programs, the Company shall so notify the Reinsurer, which may then elect to participate along with the Company in the purchase of any such additional loss protection. If the Reinsurer elects to participate in the purchase of such additional loss protection, the Reinsurer and Company agree to amend this Agreement to provide for such purchase, and the payment for such purchase by the Reinsurer and such additional reinsurance shall be considered "Inuring Reinsurance."

         (e) "Subportfolio Block Expenses" means, with respect to each Subportfolio Block, 24% of Subportfolio Block Premiums.

4.4 Limited Recourse. The Company shall not have any recourse, direct or indirect, under this Agreement or any of the Transaction Documents or any certificate or other writing delivered in connection herewith or therewith against (i) the Reinsurer or any of its assets, except those assets maintained in the Securities Account and the Regulatory Trust,
         (ii) the Trustee in its individual capacity, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee in its individual capacity or of Codan Services Limited or of Marsh Management Services (Bermuda) Limited, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity), and (iv) any Investor or any other owner of a beneficial interest in the Reinsurer, in respect of the obligations of the Reinsurer under this Agreement or any of the Transaction Documents.

4.5 Indemnity Payments. If the Reinsurer becomes obligated to provide indemnification to a party that is providing services to the Reinsurer pursuant to one of the Service Agreements, and (i) if an action or inaction by the Company was the direct or indirect cause of the liability or expense that gave rise to such requirement to provide such indemnity, then the Company shall pay (or reimburse the Reinsurer for) the amount of such indemnity, (ii) if an action or inaction by the Reinsurer that was consented to, approved or directed by the Investors was the direct or indirect cause of the liability or expense that gave rise to such requirement to provide such indemnity, then the Reinsurer shall pay the amount of such indemnity, and (iii) if neither (i) nor
         (ii) is applicable, the Company shall pay (or reimburse the Reinsurer for) one-half of the amount of such indemnity.

4.6 Interest on Late Payments. To the extent that any amount payable by either party under this Agreement is not paid when due, the party owing such amount shall pay such amount plus interest at the LIBOR Rate plus 4% from (and including) the date such amount was due hereunder until (but excluding) the date that such amount is paid.

4.7 Federal Excise Tax. The Company shall bear the responsibility for and pay to the Internal Revenue Service any United States Federal Excise Tax which are applicable to Premiums or remittances under this Agreement to the appropriate authorities.

                                   ARTICLE V

                             [INTENTIONALLY OMITTED]

                                   ARTICLE VI

                                RUN-OFF EXTENSION

6.1 On each Commutation Date, the Reinsurer shall have the option to cease participation in both Attachment Period Portfolio's Attachment Period Portfolio Gain and Attachment Period Portfolio Loss as of, in the case of the August 15 Commutation Date, the immediately preceding June 30, and, in the case of the March 31 Commutation Date (as such date may be accelerated), the immediately preceding December 31 by delivering notice to the Company to such effect on or prior to such Commutation Date. Such Commutation Notice shall specify the on-going percentage interest (the "On-Going Participation Percentage") of the Reinsurer in the continued development of the Attachment Period Portfolios. No later than 5 days prior to each Commutation Date, the Company shall deliver notice to the Reinsurer setting forth the Commutation Amount, if any, for such Commutation Date and a statement setting forth for each Attachment Period Portfolio, such Attachment Period Portfolio's Attachment Period Portfolio Gain, Attachment Period Portfolio Loss, and Reserves for such immediately preceding June 30 or December 31, as the case may be. The Company shall include in such notice an explanation as to how it determined the Commutation Amount, provided, however, that the Reinsurer shall have no right to contest the validity or appropriateness of such determination, which shall be the sole discretion of the Company.

6.2 The Commutation Amount shall be an amount determined in accordance with the Commutation and Collateral Release Schedule.

6.3 Upon delivery of a Commutation Notice, the Reinsurer shall pay a "Commutation Charge" determined as follows to the Company:

         (a) If the Reinsurer delivers such notice with respect to the first Commutation Offer Date, the Commutation Charge shall equal (i) 100% minus the On-Going Participation Percentage, multiplied by (ii) the Commutation Amount.

         (b) If the Reinsurer delivers such notice with respect to the second Commutation Offer Date, the Commutation Charge shall equal (i) the On-Going Participation Percentage in effect prior to such Commutation Date minus the On-Going Participation Percentage, multiplied by (ii) the Commutation Amount.

         (c) If the Reinsurer delivers such notice with respect to any Commutation Date after the second Commutation Date, the Commutation Charge shall be $0.

6.4 On the Commutation Date, the Company shall release from the Collateral Account to the Reinsurer an amount equal to the balance in the Collateral Account multiplied by one minus a fraction the numerator of which is the On-Going Participation Percentage (as adjusted to reflect the Commutation Notice) and the denominator of which is the On-Going Participation Percentage for the immediately preceding June 30 or December 31, as the case may be. The Company shall deduct the Commutation Charge, if any, from the amount released from the Collateral Account.

                                  ARTICLE VII

                             [INTENTIONALLY OMITTED]

                                  ARTICLE VIII

                  REPORTS TO REINSURER; INQUIRIES BY REINSURER

8.1 Reports. In addition to each Settlement Date Report, PRC Report (as described in Section 9.4) and other reports required herein to be provided by the Company, the Company shall provide to the Reinsurer:

         (a) within 15 days after the end of each calendar month to which this Agreement applies, a bordereau of treaties authorized and/or bound within the P1 Portfolio (on a cumulative to date basis). The Company shall make a good faith effort to identify all such treaties for which a loss event has occurred as of the date such bordereau is sent to the Reinsurer. Unless the Reinsurer notifies the Company of an objection within 30 days of the Reinsurer's receipt of such bordereau, such bordereau shall be conclusive as to whether or not a contract is included in the P1 Portfolio and the allocation of such contract to a Subportfolio Block, notwithstanding any errors in the modeling, assumptions or reporting; the Reinsurer, however, reserves its right to seek redress for wrongful inclusion, exclusion or allocation of treaties if the Company has acted with gross negligence or not in good faith;

         (b) within 45 days after the end of each calendar quarter to which this Agreement applies, the Company's estimate of the Attachment Period Portfolio Gain Amount or Attachment Period Portfolio Loss Amount with respect to each Attachment Period Portfolio for the period up to the date of such estimate;

         (c) on or prior to the May 31 after the end of each calendar year to which this Agreement applies, the audited financial statements of the Company for such calendar year, prepared by the Company in accordance with applicable United States statutory accounting principles (with respect to PRC) and Bermuda statutory accounting principles (with respect to PXRE Reinsurance Ltd.) and reviewed by the Company's regularly engaged independent certified public accountant;

         (d) on or prior to the April 15 after the end of each calendar year to which this Agreement applies, a copy of the Annual Report on Form 10-K filed by PXT with the United States Securities and Exchange Commission; and

         (e) within 60 days after the end of each calendar year to which this Agreement applies, the information necessary for the Reinsurer to comply with Section 7(i) of the Subscription Agreement.

8.2 Access to Records and Audits. After receipt of a Settlement Date Report, Cash Call Demand or audited financial statement of the Company, the Reinsurer or its authorized representatives shall, at the expense of the Reinsurer, have the right at any reasonable time and in a reasonable manner to make inquiries of officers of the Company responsible therefor regarding, and the right to review, audit and inspect the books and records of the Company relating to, the P1 Portfolio and the calculations in such reports and the components thereof and at the expense of the Reinsurer, make copies of the records, documents and other media, and to discuss the same with the Company's officers responsible therefor, during normal business hours of the Company and in a manner that is not disruptive to the operations in the ordinary course of business of the Company, subject to the confidentiality provisions set forth in Article XV hereof.

8.3 Agreement with Calculations. The Reinsurer shall be deemed to have agreed to the calculations set forth in any Settlement Date Report unless, within 20 Business Days of receipt thereof, the Reinsurer notifies the Company in writing that the Reinsurer disputes any such calculations.

8.4 Disputed Calculations. If the Reinsurer gives notice of a dispute to the Company pursuant to Section 8.3, and if the Reinsurer or its designated representative and the Company are unable to agree upon such disputed calculation within 30 days after the Reinsurer has given notice of such dispute, such dispute shall be determined by an Independent Accountant; provided, however, that the Reinsurer may defer submission of such a dispute to the Independent Accountant pending the completion of an audit pursuant to Section 8.2. For the avoidance of doubt, such a dispute may relate only to such calculations, and shall not relate to the accuracy or actuarial certainty of Reserves.

8.5 Availability of Information. The Reinsurer and the Company shall on request promptly make available to the Independent Accountant, at the Company's offices, such assistance, documents and information as such Independent Accountant may require for the purpose of resolving the dispute and shall use their reasonable efforts to obtain a prompt resolution of the dispute.

8.6 Binding Determination; Expenses. In each case under this Agreement, the Independent Accountant shall be deemed to act as an expert and not as an arbitrator, and its determination shall be conclusive and binding upon the Reinsurer and the Company. The expenses of any determination by the Independent Accountant under this Article VIII shall be borne
         (i) by the Company if the determination of the Independent Accountant is that the difference between the disputed calculation as calculated by the Company and the corresponding calculation as calculated by the Independent Accountant is an amount that is greater (regardless of which calculation is higher) than 2% of the disputed Attachment Period Portfolio Gain Amount or Attachment Period Portfolio Loss Amount in effect in connection with such calculation, and (ii) by the Reinsurer if the determination of the Independent Accountant is that such difference is less than or equal to 2% of the disputed Attachment Period Portfolio Gain Amount or Attachment Period Portfolio Loss Amount in effect in connection with such calculation.

8.7 Settlement. If as a result of the determination of the Independent Accountant it is established that an overpayment or an underpayment to the Reinsurer by the Company or by the Reinsurer to the Company has occurred, the party which received the overpayment (or made the underpayment) shall pay the amount of the overpayment or underpayment as follows:

         (a) In the case of an overpayment by the Reinsurer or an underpayment by the Company, the Company shall pay the amount of the overpayment or underpayment to the Reinsurer within 5 Business Days of the Independent Accountant's determination, with interest thereon (from the date of such overpayment or underpayment) at the LIBOR Rate, and

         (b) In the case of an overpayment by the Company or an underpayment by the Reinsurer, the Reinsurer shall pay the amount of the overpayment or underpayment to the Company on the Settlement Date next following the Independent Accountant's determination (or, if there is no such Settlement Date, within 5 Business Days of the Independent Accountant's determination), with interest thereon (from the date of such overpayment or underpayment) at the LIBOR Rate.

8.8 Content of Notices. All notices to be provided by the Company, setting forth any payment amounts, shall include the calculations that were made by the Company hereunder in order to determine such payment amounts.

                                   ARTICLE IX

                                   COLLATERAL

9.1 Security. The Reinsurer shall enter into the Account Control Agreement and the Regulatory Trust Agreement and, in connection therewith, establish a securities account and a collateral trust account, respectively, for the benefit of the Company, with respect to the reinsurance provided pursuant to this Agreement. The Reinsurer hereby grants to the Company, as security for the payment and performance in full of all Reinsurer Obligations, (i) a security interest in, and pledges and assigns to the Company, all of the Collateral, and (ii) the sole beneficial interest in the Regulatory Trust.

9.2 Collateral Release. The Company shall order the release from the Securities Account of Collateral on the dates and the amounts set forth in the Commutation and Collateral Release Schedule and as otherwise expressly provided herein.

9.3 Final Collateral Release. The Company shall order the release of all assets in the Securities Account and the Regulatory Trust at such time when all Reinsurer Obligations have been paid in full.

9.4 Unauthorized Reinsurance. The Reinsurer's obligations to PRC shall be secured by the Regulatory Trust, as more fully described below. The parties hereto intend that the Regulatory Trust be structured to allow PRC to reflect on its statutory financial statements a reduction in liability for the reinsurance ceded by PRC to the Reinsurer pursuant to this Agreement. At such time when PRC shall first establish on its books Reserves with respect to the Reinsurance Contracts within the scope of this Agreement, PRC shall provide to the Reinsurer a report (the "PRC Report") setting forth the portion of such Reserves which PRC reasonably believes is for the account of the Reinsurer (such portion being the "Obligations to PRC"). Within 10 days following the date of such PRC Report, the Reinsurer shall deposit assets into the Regulatory Trust in an amount equal to the amount of the Obligations to PRC set forth in such PRC Report in excess of any funds withheld by PRC hereunder. Within 30 days after the end of each calendar quarter to which this Agreement applies, PRC shall provide to the Reinsurer an updated PRC Report setting forth the updated Obligations to PRC. Within 5 days following the date of each such updated PRC Report the Reinsurer shall instruct Citibank to:

                  (i) move funds from the Securities Account to the Regulatory Trust such that the amount of assets in the Regulatory Trust securing the Obligations to PRC, after such deposit, is equal to the amount of the Obligations to PRC; or

                  (ii) release assets from the Regulatory Trust back to the Securities Account by such amounts as PRC reasonably determines (in its sole discretion) are no longer required to secure the Obligations to PRC; provided, however, that in no event shall the amount of the assets held in the Regulatory Trust be less than the Obligations to PRC in excess of any funds withheld by PRC hereunder.

         At all times during the term of this Agreement, the Reinsurer shall have on deposit in the Regulatory Trust assets in an amount equal to the Obligations to PRC that are to be secured by the Regulatory Trust.

9.5 Assignments of Assets. The Reinsurer, prior to depositing assets into the Securities Account or the Regulatory Trust, shall execute assignments, endorsements in blank or transfer legal title to Citibank in its capacity of securities intermediary of the Securities Account or trustee of the Regulatory Trust, as applicable, of all assets, in order that the Company, or Citibank upon the direction of the Company, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other Person.

9.6 Settlements. All settlements of account between the Company and the Reinsurer shall be made in cash or its equivalents.

9.7 Withdrawals from Securities Account and Regulatory Trust. The assets in the Securities Account and the Regulatory Trust may be withdrawn by the Company at any time, notwithstanding any other provision in this Agreement, and shall be utilized and applied by the Company or any successor by operation of law of the Company, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company, without diminution because of insolvency on the part of the Company or the Reinsurer, only for the following purposes:

         (a) to reimburse the Company for the Reinsurer's share of premiums returned to counterparties of the Reinsurance Contracts on account of cancellations of such Reinsurance Contracts if not otherwise paid by the Reinsurer;

         (b) to reimburse the Company for the Reinsurer's share of losses paid by the Company pursuant to the provisions of the Reinsurance Contracts if not otherwise paid by the Reinsurer;

         (c) where the Company has received notification of termination of the Securities Account or Regulatory Trust, and where any of the Reinsurer's Obligations under this Agreement remain unliquidated and undischarged, 10 days prior to such termination, to deposit funds in a separate account with the Company in an amount (including, but not limited to, amounts for Reserves) at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Reinsurance Contracts ceded under this Agreement; and

         (d)      to pay other amounts due to the Company under this Agreement.

         The Company shall promptly return to the Reinsurer any amounts withdrawn that are in excess of the actual amount required.

9.8      Further Assurances.

         (a) The Reinsurer shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Company may reasonably and with specificity require to perfect, or more completely to vest in and assure to the Company, its rights under this Article IX or in any of the Collateral or the assets in the Regulatory Trust, including, without limitation:

                  (i) obtaining governmental and other third party consents and approvals specifically requested by the Company; and

                  (ii)     taking any actions required by Section 8-106 and/or
                           Section 9-106 of the Uniform Commercial Code, as applicable in each relevant jurisdiction, with respect to the Collateral or giving the Company "control" (as such term is defined in, respectively, such Section 8-106 and Section 9-106) of the Collateral.

         (b) The Reinsurer irrevocably authorizes the Company at any time and from time to time in the sole discretion of the Company, and appoints the Company as its attorney-in-fact, to act on behalf of the Reinsurer (i) to execute on behalf of the Reinsurer as debtor and to file financing statements necessary or desirable in the Company's sole discretion to perfect and to maintain the perfection and priority of interest of the Company in the Securities Account and property therein and
                  (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Securities Account and property therein as a financing statement in such offices as the Company in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Company in the Securities Account and property therein. This appointment is coupled with an interest and is irrevocable.

9.9 Waivers by Reinsurer. The Reinsurer waives demand, notice, protest, notice of acceptance of this Agreement, notice of credit extended, Collateral or assets received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to the obligations of the Reinsurer hereunder and the Collateral and the Regulatory Trust, the Reinsurer assents to any extension or postponement of the time of payment by the Reinsurer or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any Person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Company may deem advisable.

9.10 No Waiver by Company. All rights and remedies of the Company with respect to the obligations of the Reinsurer hereunder, the Collateral or the Regulatory Trust shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Company deems expedient. The Company shall not be deemed to have waived any of its rights upon or under the obligations of the Reinsurer hereunder, the Collateral or the Regulatory Trust unless such waiver shall be in writing and signed by the Company. No delay or omission on the part of the Company in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. The Company shall not be required to marshal any present or future collateral security (including but not limited to the assets in the Regulatory Trust or the Collateral) for, or other assurances of payment of, the obligations of the Reinsurer hereunder or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Reinsurer hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Company's rights under this Agreement or under any other instrument or agreement evidencing or securing any Reinsurer Obligations, and, to the extent that it lawfully may, the Reinsurer hereby irrevocably waives the benefits of all such laws (but nothing in this sentence is intended to waive any right of the parties to engage in any dispute resolution procedure provided for in this Agreement). The Company agrees that it will not re-hypothecate any of the assets in the Regulatory Trust or the Collateral to secure obligations of the Company.

9.11 Expenses. Any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Company in protecting, preserving or enforcing the Company's rights with respect to any of the Collateral or the Regulatory Trust shall constitute obligations secured by the Collateral and the Regulatory Trust. Upon the final payment and satisfaction in full in cash of all of the Reinsurer Obligations and after making any payments required by Section 9-608(a)(1)(C) and
         Section 9-615(a)(3)(A) of the Uniform Commercial Code, any excess shall be returned to the Reinsurer.

                                   ARTICLE X

                                EARLY TERMINATION

10.1 Voluntary Termination. The Reinsurer may terminate the reinsurance coverage under this Agreement upon the occurrence of a Change of Control or Surplus Event, provided, however, that the Reinsurer provides the Company with at least 10 days' prior written notice of its intention to terminate. The Company shall provide the Reinsurer with written notice of a potential Change of Control or Surplus Event no later than 30 days prior to the occurrence of such event.

         "Change of Control" means (i) the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the United States Securities and Exchange Act of 1934) directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of PXT then outstanding securities; or (ii) approval by the stockholders of PXT of (A) any merger, sale, consolidation, amalgamation or similar transaction involving PXT with any other corporation, other than a merger, consolidation or amalgamation in which the Company is the surviving entity or a merger, consolidation or amalgamation which results in the holders of the voting securities of PXT outstanding immediately prior thereto holding immediately thereafter securities representing more than 55% of the combined voting power of the voting securities of PXT or such surviving entity outstanding immediately after such merger, consolidation or amalgamation, or (B) any sale or other disposition (in one transaction or a series of related transactions) of all, or substantially all, of the assets of PXT.

         "Surplus Event" means any public or private sale by PXT or its affiliates of equity or debt securities that results in an increase of at least $150 million in the combined statutory capital and surplus of the Company.

10.2 Involuntary Termination. The Company or the Reinsurer may terminate the reinsurance coverage under this Agreement by notice to the other party at any time upon the happening of circumstances set forth in (a) below, and the party with respect to which the circumstances set forth in (b) below have not occurred may terminate the reinsurance coverage under this Agreement by notice to the other party at any time upon the happening of circumstances set forth in (b) below with respect to such other party:

         (a) any Person having lawful authority over either party and whose directives or other regulations are binding upon either party (including, without limitation, an insurance regulator) orders the Company to cease writing or reinsuring the Reinsurance Contracts or orders the Reinsurer to cease reinsuring the Reinsurance Contracts; or

         (b) a party commencing any case or other proceeding relating to such party under any bankruptcy, reorganization, arrangement, insolvency, conservatorship, receivership, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or if any such case or other proceeding shall be commenced against a party, and such party indicates its approval thereof, consent thereto or acquiescence therein or such case or other proceeding shall not have been dismissed within ninety (90) days following the filing thereof, or a party shall make an assignment for the benefit of creditors or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such party or of any substantial part of the assets of such party.

10.3     Effectiveness.

         (a)      Any termination of the reinsurance coverage pursuant to
                  Section 10.1:

                  (i) shall be effective for the Attachment Period in which the closing of the transaction causing a Change of Control or Surplus Event occurs, and every Reinsurance Contract bound by the Company on or after the date of the closing of the transaction causing the Change of Control or Surplus Event, as the case may be, shall be excluded from such Attachment Period Portfolio for all purposes herein (and, if necessary, the Attachment Period Portfolio Loss and Attachment Period Portfolio Gain Amounts shall be retroactively adjusted to reflect such exclusion and appropriate adjusting payments made); and

                  (ii) shall not affect the obligations of the parties with respect to:

                           (a) Reinsurance Contracts bound by the Company prior to the date of the closing of the transaction causing the Change of Control or Surplus Event, nor for any Attachment Period Portfolio prior to the Attachment Period in which such closing occurs; and

                           (b) those obligations which are otherwise expressly payable hereunder notwithstanding such termination.

         (b) Unless otherwise required by law, any termination of the reinsurance coverage pursuant to Section 10.2:

                  (i) shall be effective for the Attachment Period in which the date of receipt of termination notice by the non-terminating party occurs, and every Reinsurance Contract bound by the Company on or after the date of receipt of notice shall be excluded from such Attachment Period Portfolio for all purposes herein (and, if necessary, the Attachment Period Portfolio Loss and Attachment Period Portfolio Gain Amounts shall be retroactively adjusted to reflect such exclusion and appropriate adjusting payments made); and

                  (ii) shall not affect the obligations of the parties with respect to:

                           (a) Reinsurance Contracts bound by the Company prior to the date of receipt of such termination notice by the non-terminating party, nor for any Attachment Period Portfolio prior to the Attachment Period in which such closing occurs; and

                           (b) obligations which are otherwise expressly payable hereunder notwithstanding such termination.

10.4     Settlement. If the reinsurance coverage is terminated pursuant to this
         Article X, then Settlement shall occur on within 45 days of the calendar quarter immediately following the one year anniversary of (i) the closing of the transaction causing the Change of Control or Surplus Event, in the case of a Voluntary Termination and (ii) receipt of the notice of termination by the non-terminating party, in the case of an Involuntary Termination, in both cases in accordance with the settlement procedures under Article IV, it being understood and agreed that between the date of the circumstance (as specified in the foregoing clauses (i) and (ii)) giving rise to any termination and the date of Settlement as herein provided, all interim Settlements shall be made consistent with the provisions governing the same, without diminution or alteration except as may be expressly therein provided. Notwithstanding the foregoing, in no event shall the provisions of this
         Section 10.4 be construed in a way to effectively delay a Settlement Date from a date on which it would otherwise, in accordance with the other provisions of this Agreement, have been scheduled to occur. All Reserves included in any Settlement hereunder shall be consistent with the Reserves reflected in the Company's GAAP financial statements as of the end of the immediately preceding calendar quarter. Upon final settlement hereunder, the Company shall cause the release to the Reinsurer of any Collateral remaining in the Securities Account.

                                   ARTICLE XI

                                     NOTICES

11.1 Notices. Any notice or information to be given, delivered or provided pursuant to this Agreement to any of the parties shall be in writing and be deemed received, served, delivered or provided if they are (i) delivered by hand, when delivered in person against written receipt,
         (ii) by prepaid mail, on the third Business Day after deposit in the United States or international mail, (iii) by recognized express courier, on the next day after deposit with such courier or (iv) by facsimile transmission, on the date of confirmation of receipt, to the following address or facsimile number:

         (a)      in the case of the Reinsurer, by copies to:

                  P-1 Re Ltd.
                  Clarendon House
                  2 Church Street
                  Hamilton HM 12
                  Bermuda
                  Attention:  The Secretary
                  and

                  Marsh Management Services (Bermuda) Ltd.
                  P.O. Box HM 1826
                  Hamilton HM HX
                  Bermuda

         (b)      in the case of the Company, by copies to:

                  PXRE Reinsurance Company
                  399 Thornall Street
                  Edison, NJ  08837
                  Attn:  President

                  and
                  PXRE Reinsurance Ltd.
                  Swan Building
                  26 Victoria Street
                  Hamilton HM 12
                  Bermuda
                  Attn:  President

         or to such other address or facsimile number and/or for the attention of any other individual and/or copied to any other Person designated pursuant to a written notice provided in accordance with this Article XI.

                                  ARTICLE XII

                              ERRORS AND OMISSIONS

12.1 Errors and Omissions. Errors or omissions on the part of the Company or the Reinsurer shall not invalidate the reinsurance under this Agreement. However, the Company or the Reinsurer, as the case may be, shall be obligated to correct any such error or omission promptly after discovery thereof.

                                  ARTICLE XIII

                                     OFFSET

13.1 Offset. Amounts owing between the Company and the Reinsurer under this Agreement may be set off against each other, but neither the Company nor the Reinsurer shall have the right to set off against any amount owing by that party under this Agreement any amount owed to that party under any other agreement.

                                  ARTICLE XIV

                                   ARBITRATION

14.1 Binding Arbitration. As a condition precedent to any right of action hereunder (except for the exercise of any rights or remedies available to the Company in respect of the Collateral or the Regulatory Trust), any dispute arising out of the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be determined by binding arbitration. Each party irrevocably submits to binding arbitration in New York, New York, under the commercial arbitration rules then in effect of the American Arbitration Association. The arbitration panel shall consist of three arbitrators, one to be appointed by the Company, one to be appointed by the Reinsurer and the third to be appointed by the common agreement of the two arbitrators appointed by the Company and the Reinsurer; provided, however, that such submission shall not prejudice or delay the Company or Citibank in the exercise of any rights or remedies available to either of them under or in respect of any of the Collateral or the Regulatory Trust. The accuracy and actuarial certainty of Reserves shall not be subject to dispute or arbitration hereunder.

14.2 Arbitration Panel. The arbitrators shall hold a hearing in New York, New York to resolve the issues at which each party may be represented by counsel. In determining the resolution of any issue, the decision of a majority of the arbitrators shall control. The disposition by a majority of the arbitrators shall be final and binding upon the parties to this Agreement. The arbitrators shall have no power to award punitive or consequential damages but may award attorneys' fees in favor of the prevailing party. The arbitrators shall be required to agree that the identities of the parties and the nature and existence of the arbitration proceedings shall be kept confidential.

14.3 Expenses. Except as otherwise provided in the arbitrators' award or the commercial arbitration rules then in effect of the American Arbitration Association, the reasonable fees and expenses of any such arbitration shall be borne equally by the parties or as they otherwise may agree.

14.4 Jurisdiction. A judgment on the arbitrators' award may be entered in any court having jurisdiction over the parties. The parties hereby consent to the non-exclusive jurisdiction of the United States District Court located in the Borough of Manhattan, New York, New York, for such purposes, provided, however, that, if (but only if) such United States District Court does not have jurisdiction, the parties hereby consent to the non-exclusive jurisdiction of the courts of the State of New York in the Borough of Manhattan for such purposes (such United States District Court or, in the absence of jurisdiction, any such court of the State of New York, being herein referred to as a "Consented Court"). Each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to the enforcement of any judgment of the arbitrators brought in a Consented Court, irrevocably waives any claim that any such suit, action or proceeding brought in such Consented Court has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in such Consented Court for the enforcement of any judgment of the arbitrators, that such Consented Court does not have jurisdiction over such party.

14.5 Limitation. The provisions of this Article XIV shall not apply to any legal action by the Company against the Reinsurer or an Investor with respect to their obligations under the confidentiality provisions of any agreement or applicable law, including without limitation the provisions of Article XV hereof.

                                   ARTICLE XV

                                 CONFIDENTIALITY

15.1 Confidential Information Provided to Reinsurer. The Reinsurer acknowledges that the information provided from time to time by the Company to the Reinsurer in connection with this Agreement is confidential and proprietary ("Confidential Information Provided to Reinsurer") to the Company. Accordingly, the Reinsurer agrees that all Confidential Information Provided to Reinsurer shall be kept confidential by the Reinsurer and that the Reinsurer shall not disclose or cause to be disclosed such information to third parties; provided, however, that Confidential Information Provided to Reinsurer may be disclosed by the Reinsurer (i) to its advisors who have agreed to be bound by the terms of this Article XV, (ii) to examiners, auditors and investigators having regulatory authority over the Reinsurer, (iii) to each Investor (it being acknowledged that each such Investor will be bound by the confidentiality provisions of the Subscription Agreement and any other confidentiality agreement to which it is a party with the Reinsurer or the Company), (iv) as required by applicable law, and (v) in circumstances in which the Reinsurer has obtained the Company's written consent prior to such disclosure. It is acknowledged that any breach by an Investor of the confidentiality obligations of such Investor under any agreement with the Company to which such Investor is a party will be a breach by such Investor but will not be a breach by the Reinsurer or any other Investor of its obligations under this
         Article XV.

15.2 Confidential Identities. The Company agrees that the identity of the Investors (the "Confidential Identities") is confidential. Accordingly, the Confidential Identities shall be kept confidential by the Company and the Company shall not disclose or cause to be disclosed such Confidential Identities to third parties; provided, however, that the Confidential Identities may be disclosed by the Company (i) to its advisors who have agreed to be bound by the terms of this Article XV,
         (ii) to examiners, auditors and investigators having regulatory authority over the Company, (iii) to each Investor and their representatives, (iv) as required by applicable law, and (v) in circumstances in which the Company has obtained the written consent of the applicable Investor prior to such disclosure.

15.3 Exceptions. The term "Confidential Information Provided to Reinsurer," as used in this Article XV, shall not include (i) information that is in the public domain at the time the Confidential Information Provided to Reinsurer is provided or becomes known hereunder; (ii) information that becomes part of the public domain through no act or omission of the Reinsurer or any third party to which the Reinsurer is permitted to provide Confidential Information Provided to Reinsurer hereunder; or
         (iii) information that is disclosed to the Reinsurer by a third party (other than an Investor or representative of an Investor, unless such Investor or representative of an Investor has such knowledge independently of this Agreement), provided, however, that the Reinsurer does not have actual knowledge that such third party is prohibited from disclosing such information; (iv) information that the Reinsurer can demonstrate, to the satisfaction of the Company, was already in its possession at the time the Confidential Information Provided to Reinsurer is provided or becomes known hereunder; or (v) information which the Reinsurer can demonstrate, to the satisfaction of the Company, is independently developed by the Reinsurer without reference to, or use of, the Confidential Information Provided to Reinsurer. The term "Confidential Identities," as used in this Article XV, shall not include the identity of an Investor if it is in the public domain that such Person is an Investor at the time the Confidential Identity is disclosed or becomes known hereunder or if such identity becomes part of the public domain through no act or omission of the Company or any third party to which the Company is permitted to disclose the Confidential Identities hereunder or if such identity is disclosed to the Company by a third party, provided, however, that the Company does not have actual knowledge that such third party is prohibited from disclosing such identity.

15.4 Compelled Disclosure. In the event that the Reinsurer or the Company becomes, on the advice of its own legal counsel, legally compelled (whether by any subpoena, interrogatory, deposition, request for documents order, writ or other legal process) to disclose any Confidential Information Provided to Reinsurer or Confidential Identities, respectively (Confidential Information Provided to Reinsurer or Confidential Identities also being referred to herein as the "Confidential Information"), the Reinsurer or the Company, shall, if it may lawfully do so, immediately notify the other party hereto of the receipt of such legal process whereupon such other party may seek an appropriate protective order or other relief. The Reinsurer or Company may disclose any Confidential Information in accordance with such legal process in the event that the other party fails to obtain any protective order or other relief but shall disclose only that portion of the Confidential Information which is necessary to comply with such legal process after taking reasonable steps in an effort to ensure that the portion of the Confidential Information so disclosed will be treated confidentially by the party to which it has been so disclosed.

15.5 Injunctions. Given the sensitive nature of the Confidential Information, the Reinsurer and Company agree that the other party may be irreparably damaged by any unauthorized disclosure thereof. The Reinsurer and Company therefore agree that either of them may enforce the provisions of this Article XV by legal action against the other, including injunctive and other equitable relief.

                                  ARTICLE XVI

                                  MISCELLANEOUS

16.1 No Rescission. The Reinsurer's obligations under this Agreement (i) are irrevocable and not subject to rescission, irrespective of the validity or enforceability of any of the Reinsurance Contracts or the Subscription Agreement or the validity or value of the Common Shares, and (ii) shall not be released or discharged other than by payment and performance hereunder.

16.2 Amendments. This Agreement may not be amended except by a writing executed by the Reinsurer and the Company. The Reinsurer shall not make, and the Reinsurer shall use its best efforts to cause others not to make, any amendment to its Memorandum of Association, Bye-laws or the Subscription Agreement without the prior written consent of the Company, such consent to not be unreasonably withheld provided, however, the Reinsurer shall be entitled to amend its Memorandum of Association, Bye-laws or the Subscription Agreement without the consent of the Reinsured to the extent such amendment does not, or will not, have a material adverse effect on the ability of the Reinsurer to perform its obligations hereunder.

16.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to its choice of law principles and not including its insurance regulatory laws).

16.4 Insolvency Clause. In the event of insolvency of the Company, the reinsurance under this Agreement shall be payable by the Reinsurer to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the Reinsurance Contracts without diminution because of the insolvency of the Company except as provided by law or except where a Reinsurance Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company.

16.5     Jurisdiction; Service of Process.

         (a) In the event PRC alleges that the Reinsurer has failed to perform its obligations under this Agreement, the Reinsurer, at the request of PRC, shall promptly:

                  (i) submit to the jurisdiction of the arbitration panel described in Article XIV or of any court of competent jurisdiction in any state of the United States;

                  (ii) comply with all requirements necessary to give such arbitration panel or court jurisdiction; and

                  (iii) abide by the final decision of such arbitration panel or court, or any appellate court in the event of an appeal.

         (b) The Reinsurer hereby designates the Insurance Commissioner of the State of Connecticut as its lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of PRC provided, however, that if PRC makes series of process on the Insurance Commissioner of the State of Connecticut, it will provide a copy of such service of process to the Reinsurer in accordance with the notice requirement of Article XI.

         (c) This Section 16.5 is not intended to conflict with or override, and is expressly subject to, the obligation of the parties to this Agreement to arbitrate certain disputes as provided in this Agreement.

16.6 GAAP. All calculations made pursuant to this Agreement shall be made in accordance with GAAP.

16.7 Currency of Calculation. All amounts shall be calculated and payable in U.S. dollars. All premiums, losses and other amounts originally expressed in a foreign currency shall be converted to U.S. dollars at the exchange rate used by the Company in accordance with the books and records of the Company.

16.8 Wire Transfers. All payments required under this Agreement shall be made in U.S. dollars by wire transfer in immediately available funds in accordance with such wire transfer instructions as either party may from time to time provide to the other in writing at least 10 Business Days before any such payment is due.

16.9 Damage Restriction. In no event shall any party hereto have the right to seek or recover punitive or consequential damages hereunder.

16.10 Headings. Headings herein are for convenience of reference and shall have no effect on the interpretation of this Agreement.

16.11 Assignment. Neither the Reinsurer nor the Company may assign its rights hereunder without the consent of the other. The Reinsurer shall have the right to novate and assign its rights and obligations hereunder to another reinsurer in whole or in part at any time; provided, however, that such novation and assignment shall be subject to the reinsurer being acceptable to the Company, in its sole discretion, and such novation and assignment shall not result in any adverse accounting treatment to the Company. The novation and assignment shall be subject to the same terms and provisions as provided in this Agreement.

16.12 Severability. The provisions of this Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction, except where the severing of any such clause or provision would cause the agreements herein to fail of their essential purpose.

16.13 Business Day Convention. If any payment under this Agreement is due and payable on a day which is not a Business Day, or if any notice or report is required to be given on a day which is not a Business Day, such payment shall be due and payable or such notice or report shall be given on the next succeeding Business Day.

16.14 Counterparts. This Agreement may be executed in separate counterparts, and all such counterparts taken together shall constitute one agreement. A facsimile of an executed Agreement shall have the same effect as the original Agreement.

16.15    Time of the Essence.  Time is of the essence in this Agreement.

                        [Signatures Follow on Next Page]

         IN WITNESS WHEREOF, the Company and the Reinsurer have executed this Catastrophe Quota Share Reinsurance Agreement as of the date first above written.

PXRE REINSURANCE COMPANY

By:
      --------------------------------------
Name:
Title:

By:
      --------------------------------------
Name:
Title:

PXRE REINSURANCE LTD.

By:
      --------------------------------------
Name:
Title:

By:
      --------------------------------------
Name:
Title:

P-1 RE LTD.

By:
      --------------------------------------
Name:
Title:

By:
      --------------------------------------
Name:
Title:

                               Settlement Schedule

The table below sets forth the "Net Settlement Amount" for each Attachment Period Portfolio for each Settlement Date.

---------------------------------------------------------------------------------------------------------------------
   Attachment       15-Jan-04    15-August-04    15-Jan-05    15-August-05   31-March-06   15-August-06  31-March-07
Period Portfolio
---------------------------------------------------------------------------------------------------------------------
      2003             NAPR           DIP           DIP           DIP            DIP           DIP           DIP
---------------------------------------------------------------------------------------------------------------------
      2004                                          NAPR          DIP            DIP           DIP           DIP
---------------------------------------------------------------------------------------------------------------------


This table, for the sake of brevity, does not reflect the Settlement Dates after March 31, 2007(1). A Settlement Date shall occur each August 15 and March 31(1) thereafter. Each such Settlement Date shall provide for the Net Settlement Amount being the DIP on such Settlement Date.

-----------------------------------
"Net Attachment Period Result" or "NAPR" means, for each Attachment Period Portfolio, for each Settlement Date, the Attachment Period Portfolio Gain minus the Attachment Period Portfolio Loss for such Attachment Period Portfolio as calculated for such Settlement Date.

"First Attachment Period Result" or "FAPR" means, for each Attachment Period Portfolio, the Net Attachment Period Result for such Attachment Period Portfolio as of its first Settlement Date plus the Delta in Profit for such Attachment Period Portfolio as of its second Settlement Date.

"Delta in Profit" or "DIP" means, for each Attachment Period Portfolio, for each Settlement Date after the first Settlement Date, (A) the Net Attachment Period Result for such Settlement Date minus the Net Attachment Period Result for such Attachment Period Portfolio as of the immediately preceding Settlement Date multiplied by (B) the On-Going Participation Percentage for such Attachment Period Portfolio then in effect.



--------
(1) or, if earlier, the date upon which PXT files its Annual Report on Form 10-K with the SEC

                   Commutation and Collateral Release Schedule

----------------------------------------------------------------------------------------------------------------------
                     Commutation Date                                           Commutation Amount
----------------------------------------------------------------------------------------------------------------------
August, 20, 2005                                             An amount set by the Company in its sole discretion
----------------------------------------------------------------------------------------------------------------------
five days after the March 31, 2006 Settlement Date (as       The least of:
such date may be adjusted).                                  (a) an amount equal to 20% of the Reserves allocable to
                                                             the P1 Portfolio;

                                                             (b) an amount equal to 10% of 2003 Initial Required
                                                             Capital; or

                                                             (c) an amount determined in the Company's discretion.
----------------------------------------------------------------------------------------------------------------------
August 20, 2006                                              $0
----------------------------------------------------------------------------------------------------------------------
five days after the March 31, 2007 Settlement Date (as       $0
such date may be adjusted) and each Settlement Date
thereafter.
----------------------------------------------------------------------------------------------------------------------
five days after each successive Settlement Date.             $0
----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                  Collateral Release Date                                 Amount of Collateral Released
                                                                        An amount (if positive) equal to:
----------------------------------------------------------------------------------------------------------------------
February 15, 2003                                            2003 Initial Reinsurance Amount minus 2003 Reinsurance
                                                             Amount plus any investment income earned on the
                                                             Collateral not previously distributed.
----------------------------------------------------------------------------------------------------------------------
August 15, 2003                                              2003 Reinsurance Amount (as of 2/15/03) minus 2003
                                                             Reinsurance Amount (as of 7/31/03) plus any investment
                                                             income earned on the Collateral not previously
                                                             distributed.
----------------------------------------------------------------------------------------------------------------------
August 15, 2004                                              FAPR for the 2003 Attachment Period Portfolio plus any
                                                             investment income earned on the Collateral not
                                                             previously distributed.
----------------------------------------------------------------------------------------------------------------------
August 15, 2004                                              2003 Reinsurance Amount minus ($75 million + the 2004
                                                             Reinsurance Amount) plus any investment income earned
                                                             on the Collateral not previously distributed.
----------------------------------------------------------------------------------------------------------------------
August 15, 2005                                              FAPR for 2004 Attachment Period Portfolio plus any
                                                             investment income earned on the Collateral not
                                                             previously distributed.
----------------------------------------------------------------------------------------------------------------------
August 15, 2005                                              The balance in the Collateral Account in excess of
                                                             $75,000,000 (or such lesser amount as the Company may
                                                             elect in its sole discretion) plus any investment
                                                             income earned on the Collateral not previously
                                                             distributed.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
March 31, 2006 Settlement Date (as such date                 Any investment income earned on the Collateral not
may be adjusted).                                            previously distributed, plus the balance in the
                                                             Collateral Account in excess of (a) $50,000,000 (or such
                                                             lesser amount as the Company may elect in its sole
                                                             discretion) multiplied by (b) the OPP in effect following
                                                             the immediately preceding Commutation Date.
----------------------------------------------------------------------------------------------------------------------
August 15, 2006                                              Any investment income earned on the Collateral not
                                                             previously distributed, plus the balance in the
                                                             Collateral Account in excess of (a) $50,000,000 (or
                                                             such lesser amount as the Company may elect in its sole
                                                             discretion) multiplied by (b) the OPP in effect
                                                             following the immediately preceding Commutation Date.
----------------------------------------------------------------------------------------------------------------------
March 31, 2007 Settlement Date (as such date                 Any investment income earned on the Collateral not
may be adjusted) and each August 15 and                      previously distributed, plus the balance in the
March 31 Settlement Date thereafter.                         Collateral Account in excess of (a) $25,000,000 (or such
                                                             lesser amount as the Company may elect in its sole
                                                             discretion) multiplied by (b) the OPP in effect following
                                                             the immediately preceding Commutation Date.
----------------------------------------------------------------------------------------------------------------------